UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      November 21, 2005 (November 15, 2005)
               Date of report (Date of earliest event reported):

                         AMERICAN RETIREMENT CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Tennessee                     01-13031                 62-1674303
----------------------------       ---------------       -----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)

          111 Westwood Place, Suite 200
               Brentwood, Tennessee                              37027
-------------------------------------------------       ------------------------
     (Address of Principal Executive Offices)                  (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

Item 1.02.     Termination of a Material Definitive Agreement

     On November 15, 2005, the Compensation Committee of our Board of Directors adopted the American Retirement Corporation Officer's Incentive Compensation Plan. The plan, which will become effective as of January 1, 2006, will supercede our current Officer's Incentive Compensation Plan (although officers will be eligible to receive payment of awards earned under the current plan for the fiscal year ending December 31, 2005). The plan is intended to serve as our annual cash bonus plan for executive and other officers. The plan has three components (Part A, Part B and Part C), which provide for the payment of bonuses based upon each officer's satisfaction of individual performance objectives and the company's achievement of designated financial and operating targets. The Compensation Committee will periodically establish the quarterly and annual financial and operational targets for the company under the plan.

     Under Part A of the plan, officers receive bonuses based upon the extent to which they satisfy their personal performance objectives. Under Part B of the plan, bonuses are dependent not only upon the satisfaction of personal performance objectives, but also upon the company's achievement of quarterly financial and operating targets. Under Part C of the plan, bonuses are based only upon the company's achievement of annual financial and operating targets.

     The maximum potential bonuses payable to a participant in the plan (as a percentage of the participant's total earnings attributable to base salary for the respective quarterly or annual period) are set forth in the following table:


                                                                           Incentive Pay Components
-------------------------------------------------------------------------------------------------------------------
                                                             Individual            Company            Annual
           Officer Title                TOTAL ANNUAL         Quarterly           Quarterly            Company
                                         POTENTIAL           Performance         Performance        Performance
                                                             Opportunity         Opportunity        Opportunity

                                                                Part A              Part B             Part C
------------------------------------ ------------------- -------------------- ------------------ ------------------
Vice President                              60%                  20%                 30%                10%
------------------------------------ ------------------- -------------------- ------------------ ------------------
Senior Vice President                       80%                  20%                 30%                30%
------------------------------------ ------------------- -------------------- ------------------ ------------------
Executive Vice President                    100%                 20%                 20%                60%
------------------------------------ ------------------- -------------------- ------------------ ------------------
Chief Financial Officer                     120%                 20%                 20%                80%
Chief Operating Officer
Chief Executive Officer
-------------------------------------------------------------------------------------------------------------------


         The company will accrue for bonuses under the plan as they are earned. Bonuses will be paid to officers no later than April 15 of the following year for amounts earned under the plan for the previous year.


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


     On November 15, 2005, the Compensation Committee of our Board of Directors also approved changes to the compensation of the non-employee members of our Board of Directors. Pursuant to the Compensation Committee's action, effective as of January 1, 2006, each non-employee member of the Board of Directors will receive an annual cash retainer of $34,000, to be paid in quarterly installments. Each non-employee member of the Board of Directors will also be entitled to receive an annual cash retainer for service on each committee of the Board of Directors. Those members serving on the Executive Committee or Audit Committee will receive an annual committee retainer of $12,000. Those members serving on the Compensation Committee, Nominating and Corporate Governance Committee or Quality Assurance Committee will receive an annual committee retainer of $6,000. The chairs of the Executive Committee and Audit Committee will receive an additional annual cash retainer of $6,000 and the chairs of the Compensation Committee, Nominating and Corporate Governance Committee and Quality Assurance Committee will receive an additional annual cash retainer of $3,000. Effective as of January 1, 2006, members of the Board of Directors will no longer be entitled to receive fees for attending or participating telephonically in board and committee meetings.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     In order to fill the vacancy created by the April 2005 resignation of Christopher J. Coates, on November 15, 2005, our Board of Directors elected James R. Seward as a Class I director to serve until the 2006 annual meeting of shareholders and until his successor is duly elected and qualified.

     Mr. Seward has not been appointed to any committee of the Board as of the date of this Current Report on Form 8-K.

Item 7.01.     Regulation FD Disclosure

     On November 21, 2005, we issued a press release announcing the appointment of James R. Seward to our Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

     (d)  Exhibits.

               99.1      Press Release dated November 21, 2005


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     AMERICAN RETIREMENT CORPORATION


                                     By:  /s/ Bryan D. Richardson
                                          --------------------------------------
                                          Bryan D. Richardson
                                          Executive Vice President - Finance and
                                          Chief Financial Officer

Date:  November 21, 2005


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


                                  EXHIBIT INDEX


     Exhibit
     Number                Description
     ------                -----------

     99.1                  Press Release dated November 21, 2005


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